Item 1: Report to Shareholders

Capital Appreciation Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

The modest first-half return of the broad equity market suggests a calm environment—but this was far from the case. The gains of the first quarter were largely erased during the second quarter as investors grew cautious in the face of inflationary signs and rising interest rates.

Your fund returned 3.09% for the first half, somewhat better than the broad market as represented by the Standard & Poor’s 500 Stock Index and in line with the peer group. For the 12-month period, your fund also outpaced the broad market but trailed the peer group index. Returns for the Advisor Class were a bit lower due to the different fee structure. The good results relative to the benchmarks were largely due to our holdings in convertible securities, and our cash position helped during the sell-off in May and June.

You may notice that the Capital Appreciation Fund shifted to a new peer group during this period. We think the Lipper Flexible Portfolio category is more compatible with the fund’s portfolio management approach. The former Lipper Multi-Cap Value category comprises funds that are predominately invested in common stocks. We believe the new category more accurately reflects your fund’s broad diversification and flexible program that permits investments in non-equity securities when appropriate. If you also monitor the fund through Morningstar, you will see there was no category change by that service.

MARKET RECAP

Rising stock prices reflected positive sentiment for the first four months of the year as investors looked forward to the end of the long string of interest rate hikes by the Federal Reserve. By mid-May, however, continuing signs of economic strength and worrisome inflation signals raised concerns that the Fed might continue its gradual tightening, thereby crimping growth and corporate profits. This prospect dampened investor enthusiasm, and the negative turn was worsened by the relentless rise of commodity prices, especially oil and gas. Stocks fell sharply in May and June.

Not all stocks suffered equally. In the large-cap universe, energy stocks rose along with oil prices, and telecommunication services stocks benefited from industry consolidation. Industrials and business services and materials stocks also did well overall, buoyed by the strong economy. Information technology (including computer-related companies and software) and health care were the weakest sectors.

Value stocks held up better than growth stocks across all market capitalizations but especially in the large-cap area, as measured by various Russell indexes. This trend was generally beneficial for your fund, as we tend to favor the value shares.

INVESTMENT APPROACH

In our portfolio management process, we focus on the longer-term investment objective of providing competitive returns with a substantially lower level of volatility compared with the stock market or peer group index. Normally, this means the fund will decline less than the market in an adverse period. The other side of the coin is that it typically does not keep pace in a strongly rising market. However, giving up less ground in bear markets while providing respectable gains in bull markets has stood the test of time as an advantageous long-term strategy. Most recently, this approach was stress-tested in the severe three-year market decline of 2000-2003. Despite that trying period, your fund provided 15 consecutive years of positive annual total returns from January 1, 1991, through December 31, 2005.

Our investment approach consists of flexible portfolio diversification, rigorous fundamental research, and a disciplined valuation framework. At any given time, the portfolio’s security diversification and investment activity reflect the results of these activities rather than any preset targets. As the chart on page 2 shows, stocks composed 63% of the portfolio at midyear, down slightly from prior year-end. Convertible securities represented 17% of assets and were particularly rewarding holdings in the first half. Apart from a small bond position, the remainder of the portfolio consisted primarily of reserves invested in money market securities. Over the past year, this position has been a reliable source of income (increasing as interest rates rose), a source of stability in volatile markets, and, perhaps most important, a source of liquidity, enabling us to seize tactical opportunities we identify. For example, longer-term bonds are becoming more interesting to us as interest rates rise and their prices fall, and we are alert for opportunities in this sector.

PORTFOLIO REVIEW

The energy sector contributed the most to fund returns, aided by rising oil prices. Our energy equipment and services holdings such as Baker Hughes continued to benefit from increased spending to find new sources of oil and gas. The industrials and business services sector provided several top contributors. Ryder System performed well as the strong economy boosted demand for its transportation and supply-chain management services.

Information technology and health care were the fund’s worst contributors. Microsoft came under pressure as it announced that it would increase spending to support several of its businesses. Boston Scientific was the largest detractor from performance due primarily to issues surrounding its purchase of Guidant, which has had problems with its implantable heart devices.

Major portfolio changes in the first half are detailed in the table following this letter. Purchases are always motivated by our efforts to identify opportunities for future gains. Sometimes this leads us to add to existing holdings such as Intel, Murphy Oil, and Microsoft, which have experienced price declines and now seem to offer more compelling valuations. For example, Murphy Oil declined after its productions facilities were damaged by last year’s hurricane. We think the firm is well managed and offers strong exploration prospects. Perhaps the market is realizing this too as the stock rebounded to become one of our top contributors.

Typically, new positions are companies facing a challenge or controversy that has caused the stock price to decline. Usually these issues are resolved over time, and we hope these investments become rewarding holdings. U.S. Bancorp and SunTrust are examples of companies facing an external challenge in the current interest rate environment. The flatness of the yield curve—that is, the minimal difference between short- and long-term rates—makes it difficult for banks to achieve a profitable spread between the rates at which they lend money and rates they must pay to attract or borrow the money. Legg Mason, a premier investment management company, is working through an internal challenge: the integration of a significant acquisition. We think the stock market overreacted to this particular development, thereby providing a good entry point for the patient investor.

Sales can be prompted by a variety of reasons. In most cases, they reflect situations in which your fund has achieved a substantial gain and is booking the profit. Hess, Ryder System, and Texas Instruments are such examples. Sometimes sales are prompted by corporate actions such as the restructuring at Liberty Media. In other cases, a holding has risen strongly and we decide to trim the position. AmerisourceBergen and First Energy are instances of such sales. This recycling process is an ongoing element of our investment management approach.

OUTLOOK

On balance, we believe that investment fundamentals should support further gains in the equity markets. Although the economy remains healthy, we expect a slowdown over the next 12 months, which creates some apprehension. Corporate profit margins are at record levels and will likely recede as growth moderates. However, interest rates could stabilize as well in a slower-growth environment because the Federal Reserve would be expected to be more accommodating. We found it easier to be bullish when growth and profits were exceeding expectations, even though interest rates were moving up at a measured pace. Market valuations appear to reflect these uncertainties and keep us from assuming an even more defensive posture.

In terms of portfolio focus, we are favoring larger, higher-quality, and less-cyclical companies as a response to this environment and our outlook. We particularly like the risk/reward profile of our convertible bond holdings and will be looking for more issues that meet our criteria. Overall, we believe the best returns in the market environment we foresee will come from individual security selection rather than from broad movements of asset classes or industry sectors. If correct, this would play to the strength of our investment approach.

At this writing, events in the Middle East are weighing heavily on the equity market and, predictably, are pushing crude oil prices higher—another source of concern for the economy. We believe that unless the conflict evolves into a full-blown and extended war, however, the investment impact should become more subdued.

IN CLOSING

The Investment Advisory Committee that oversees your fund consists of experienced and talented research analysts (fundamental and quantitative), fixed-income specialists, and senior portfolio managers. The committee is supported by T. Rowe Price’s highly effective proprietary investment research and skilled traders. Our success, on your behalf, reflects the focus of this dedicated team and the extensive resources available to it.

As always, we respect and appreciate the confidence you have placed in us.

Respectfully submitted,

Jeffrey W. Arricale
Executive vice president and co-chair of the Investment Advisory Committee

David R. Giroux
Executive vice president and co-chair of the Investment Advisory Committee

Stephen W. Boesel
Member of the Investment Advisory Committee

July 19, 2006

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

P.S. From Steve Boesel
As I step down as chairman of your fund’s Investment Advisory Committee, I would like to express my gratitude for your confidence in our investment approach and in T. Rowe Price. I would also like to take this opportunity to thank Jane Fant for her countless contributions. I appreciate her skilled work, boundless tolerance and patience, joyful humor, and unique skill over many years in turning this scribble into a thoughtful shareholder letter. Thank you, Jane!

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed-income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/06‡	Year Ended 12/31/05‡	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 20.06	$ 19.49	$ 17.50	$ 14.21	$ 14.64	$ 13.95
Investment activities						
Net investment income	0.23	0.33	0.29	0.25	0.33	0.39
Net realized and unrealized gain (loss)	0.39	1.01	2.38	3.36	(0.25)	1.03
Total from investment activities	0.62	1.34	2.67	3.61	0.08	1.42
Distributions						
Net investment income	–	(0.30)	(0.29)	(0.26)	(0.28)	(0.38)
Net realized gain	–	(0.47)	(0.39)	(0.06)	(0.23)	(0.35)
Total distributions	–	(0.77)	(0.68)	(0.32)	(0.51)	(0.73)
NET ASSET VALUE						
End of period	**$ 20.68**	**$ 20.06**	**$ 19.49**	**$ 17.50**	**$ 14.21**	**$ 14.64**

Ratios/Supplemental Data

Total return^	**3.09%**	**6.85%**	**15.29%**	**25.47%**	**0.54%**	**10.26%**
Ratio of total expenses to average net assets	0.73%†	0.76%	0.78%	0.83%	0.85%	0.86%
Ratio of net investment income to average net assets	2.21%†	1.66%	1.84%+	1.85%	2.39%	2.85%
Portfolio turnover rate	64.6%†	12.1%	17.6%	17.9%	17.6%	25.1%
Net assets, end of period (in millions)	$ 7,981	$ 7,384	$ 4,962	$ 2,942	$ 1,853	$ 1,405

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.29% of average net assets) that is not expected to recur.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 63.4%		
CONSUMER DISCRETIONARY 8.4%		
Diversified Consumer Services 0.5%		
ServiceMaster	3,492,900	36,081
		36,081
Household Durables 1.3%		
Fortune Brands	419,300	29,774
Newell Rubbermaid	2,886,600	74,561
		104,335
Leisure Equipment & Products 0.4%		
Hasbro	1,815,500	32,879
		32,879
Media 4.5%		
Comcast, Class A (1)	2,081,300	68,142
EchoStar Communications, Class A (1)	1,350,364	41,605
Liberty Media Capital, Class A (1)	354,150	29,667
Liberty Media Interactive, Class A (1)	1,771,150	30,570
Meredith	792,800	39,275
New York Times, Class A	2,119,900	52,022
Time Warner	5,033,000	87,071
Washington Post, Class B	18,543	14,464
		362,816
Specialty Retail 1.7%		
Home Depot	2,680,600	95,939
RadioShack	2,719,200	38,069
TJX	22,800	521
		134,529
Total Consumer Discretionary		670,640
CONSUMER STAPLES 4.4%		
Beverages 2.0%		
Anheuser-Busch	912,400	41,596

Coca-Cola	2,766,900	119,032
		160,628
Food & Staples Retailing 0.6%		
CVS	1,417,400	43,514
		43,514
Food Products 0.9%		
General Mills	1,421,000	73,409
		73,409
Tobacco 0.9%		
Altria Group	988,900	72,615
		72,615
Total Consumer Staples		350,166
ENERGY 3.9%		
Energy Equipment & Services 0.5%		
Baker Hughes	546,700	44,748
		44,748
Oil, Gas & Consumable Fuels 3.4%		
Chevron	491,400	30,496
Murphy Oil	3,460,800	193,320
Total ADR	740,000	48,485
		272,301
Total Energy		317,049
FINANCIALS 15.2%		
Capital Markets 1.9%		
Ameriprise Financial	1,550,100	69,243
Charles Schwab	949,600	15,175
Legg Mason	667,000	66,380
		150,798

Commercial Banks 2.4%		
Royal Bank of Scotland (GBP)	1,219,000	40,070
SunTrust	895,400	68,283
U.S. Bancorp	2,603,300	80,390
		188,743
Diversified Financial Services 1.5%		
Citigroup	818,100	39,465
JP Morgan Chase	1,993,900	83,744
		123,209
Insurance 9.1%		
Allstate	396,400	21,695
American International Group	2,514,500	148,481
Assurant	960,600	46,493
Genworth Financial, Class A	2,717,400	94,674
Hartford Financial Services	930,700	78,737
Marsh & McLennan	7,071,200	190,145
Prudential Financial	559,600	43,481
White Mountains Insurance Group	101,700	49,528
XL Capital	942,500	57,775
		731,009
Real Estate Investment Trusts (REITs) 0.3%		
Potlatch, REIT	712,220	26,886
		26,886
Total Financials		1,220,645
HEALTH CARE 6.9%		
Health Care Equipment & Supplies 1.8%		
Baxter International	1,441,360	52,985
Boston Scientific (1)	5,534,400	93,199
		146,184

INFORMATION TECHNOLOGY 6.0%		
Communications Equipment 0.2%		
Juniper Networks (1)	817,396	13,070
		13,070
IT Services 1.3%		
First Data	2,402,000	108,186
		108,186
Semiconductor & Semiconductor Equipment 1.9%		
Intel	7,885,200	149,425
		149,425
Software 2.6%		
Microsoft	9,049,300	210,849
		210,849
Total Information Technology		481,530
MATERIALS 6.8%		
Chemicals 2.5%		
Chemtura	2,105,256	19,663
DuPont	2,881,800	119,883
Potash Corp./Saskatchewan	695,400	59,784
		199,330
Metals & Mining 2.7%		
Alcoa	1,669,500	54,025
Newmont Mining	2,287,000	121,051
Teck Cominco, Class B (CAD)	712,648	42,813
		217,889
Paper & Forest Products 1.6%		
Bowater	1,389,900	31,620

PREFERRED STOCKS 0.0%		
Utilities 0.0%		
Entergy-GSU, 7.00% (2)	6,082	309
Total Preferred Stocks (Cost $237)		309
CONVERTIBLE PREFERRED STOCKS 6.8%		
CONSUMER DISCRETIONARY 3.4%		
Automobiles 2.5%		
Ford Motor, 6.50%	319,800	8,890
General Motors, Series A, 4.50%	7,297,700	178,137
General Motors, Series B, 5.25%	888,000	16,428
		203,455
Household Durables 0.9%		
Newell Financial Trust, 5.25%	1,609,400	71,733
		71,733
Total Consumer Discretionary		275,188
FINANCIALS 2.9%		
Capital Markets 0.9%		
Affiliated Managers Group, 5.10% (3)	1,025,500	48,155
E*Trade Financial, 6.125%	755,500	22,620
		70,775
Insurance 1.4%		
Aspen Insurance Holdings, 5.625%	641,800	31,448
Fortis Insurance, 7.75% (3)	370	479
Genworth Financial, 6.00%	709,000	26,694
IPC Holdings, 7.25%	931,100	22,975
Travelers Property, 4.50%	1,275,700	31,280
		112,876

Thrifts & Mortgage Finance 0.6%		
Federal National Mortgage Assn., 5.375%	473	44,007
		44,007
Total Financials		227,658
MATERIALS 0.1%		
Containers & Packaging 0.1%		
Owens-Illinois, 4.75%	321,000	11,235
Total Materials		11,235
UTILITIES 0.4%		
Independent Power Producers & Energy Traders 0.4%		
NRG Energy, 4.00% (3)	23,400	30,297
Total Utilities		30,297
Total Convertible Preferred Stocks (Cost $511,051)		544,378
CONVERTIBLE BONDS 10.3%		
Amazon.Com, 4.75%, 2/1/09	33,703,000	32,813
American International Group, Zero Coupon, 11/9/31 (Tender 11/9/06)	10,025,000	6,968
Amgen, 0.375%, 2/1/13 (3)	48,793,000	45,734
Crown Castle, 4.00%, 7/15/10	11,055,000	35,831
Echostar Communications, 5.75%, 5/15/08	38,975,000	38,521
General Mills, Zero Coupon, 10/28/22 (Tender 10/28/07)	78,952,000	56,781
Hercules, 6.50%, 6/30/29	14,559,000	11,502
Juniper Networks, Zero Coupon, 6/15/08	51,307,000	51,594
Lamar Advertising Company, 2.875%, 12/31/10	22,703,000	26,834
Liberty Media, 3.25%, 3/15/31	102,120,000	78,042
Lifepoint Hospitals, 3.25%, 8/15/25 (Tender 2/15/13)	34,053,000	29,630

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $5,878,421)	$ 6,490,279
Affiliated companies (cost $1,453,786)	1,453,786
Total investments in securities	7,944,065
Receivable for investment securities sold	84,909
Interest and dividends receivable	19,712
Receivable for shares sold	10,306
Cash	492
Other assets	133
Total assets	8,059,617
Liabilities	
Payable for investment securities purchased	28,313
Payable for shares redeemed	12,359
Investment management fees payable	3,951
Due to affiliates	467
Other liabilities	525
Total liabilities	45,615
NET ASSETS	**$ 8,014,002**
Net Assets Consist of:	
Undistributed net investment income	$ 84,348
Undistributed net realized gain	673,637
Net unrealized gain	611,856
Paid-in capital applicable to 387,536,519 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	6,644,161
NET ASSETS	**$ 8,014,002**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

		6 Months Ended 6/30/06		Year Ended 12/31/05
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	86,269	$	105,122
Net realized gain		618,311		210,011
Change in net unrealized gain (loss)		(476,672)		138,233
Increase in net assets from operations		227,908		453,366
Distributions to shareholders				
Net investment income				
Investor Class		–		(106,107)
Advisor Class		–		(263)
Net realized gain				
Investor Class		–		(166,167)
Advisor Class		–		(427)
Decrease in net assets from distributions		–		(272,964)
Capital share transactions*				
Shares sold				
Investor Class		1,205,888		3,002,340
Advisor Class		15,512		20,367
Shares issued in connection with fund acquisition		47,760		–
Distributions reinvested				
Investor Class		–		258,770
Advisor Class		–		648
Shares redeemed				
Investor Class		(884,585)		(1,018,930)
Advisor Class		(2,859)		(1,280)
Increase in net assets from capital share transactions		381,716		2,261,915
Net Assets				
Increase during period		609,624		2,442,317
Beginning of period		7,404,378		4,962,061
End of period	$	**8,014,002**	$	**7,404,378**
Undistributed net investment income (loss)		84,348		(1,921)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and Capital Appreciation Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $128,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2006, the fund realized $23,104,000 of net gain on $83,040,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,318,141,000 and $2,071,505,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $7,332,207,000. Net unrealized gain aggregated $611,856,000 at period-end, of which $884,354,000 related to appreciated investments and $272,498,000 related to depreciated investments.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of Preferred Asset Allocation Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by the acquired fund’s shareholders on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 2,335,428 shares of the fund, having a value of $47,760,000, for the 3,785,570 shares of the acquired fund outstanding at the merger date. The net assets of the acquired fund at that date included $2,227,000 of unrealized depreciation. Upon merger, the net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $7,878,477,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. At June 30, 2006, there were no amounts subject to repayment. For the six months ended June 30, 2006, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $47,000 for Price Associates, $2,144,000 for T. Rowe Price Services, Inc., and $828,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for both classes) were at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006